                                                                    Exhibit 20.1


                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                                                                   Distribution Date:      1/15/2004

Section 5.2 - Supplement                                             Class A          Class B        Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                         0.00            0.00             0.00              0.00

(ii)   Monthly Interest Distributed                                  1,240,322.92      119,864.46       192,308.93      1,552,496.30
       Deficiency Amounts                                                    0.00            0.00                               0.00
       Additional Interest                                                   0.00            0.00                               0.00
       Accrued and Unpaid Interest                                                                            0.00              0.00

(iii)  Collections of Principal Receivables                        182,793,640.93   15,232,750.43    19,585,085.93    217,611,477.28

(iv)   Collections of Finance Charge Receivables                    15,558,058.21    1,296,500.34     1,666,939.32     18,521,497.87

(v)    Aggregate Amount of Principal Receivables                                                                   34,855,560,489.11

                                               Investor Interest 1,150,000,000.00   95,833,000.00   123,214,619.00  1,369,047,619.00
                                               Adjusted Interest 1,150,000,000.00   95,833,000.00   123,214,619.00  1,369,047,619.00

                                                          Series
       Floating Investor Percentage                        3.93%           84.00%           7.00%            9.00%           100.00%
       Fixed Investor Percentage                           3.93%           84.00%           7.00%            9.00%           100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.53%
               30 to 59 days                                                                                                   1.37%
               60 to 89 days                                                                                                   1.04%
               90 or more days                                                                                                 2.06%
                                                                                                                   -----------------
                                            Total Receivables                                                                100.00%

(vii)  Investor Default Amount                                       5,992,320.86      499,358.33       642,036.11      7,133,715.30

(viii) Investor Charge-Offs                                                  0.00            0.00             0.00              0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                            0.00            0.00             0.00

(x)    Net Servicing Fee                                               958,333.33       79,860.83       102,678.85      1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                        9.68%

(xii)  Reallocated Monthly Principal                                                         0.00             0.00              0.00

(xiii) Closing Investor Interest (Class A Adjusted)              1,150,000,000.00   95,833,000.00   123,214,619.00  1,369,047,619.00

(xiv)  LIBOR                                                                                                                1.16250%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                              14,604,288.57    1,216,639.51     1,564,260.47     17,385,188.54

(xxii) Certificate Rate                                                  1.25250%        1.45250%         1.81250%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

           By:
               -----------------------------
         Name: Patricia M. Garvey
        Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                                                               Distribution Date:        01/15/2004
                                                                                               Period Type:               Revolving
Section 5.2 - Supplement                                         Class A        Class B        Collateral                    Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00           0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                               854,114.58      83,554.69       156,556.92          1,094,226.19
       Deficiency Amounts                                               0.00           0.00                                   0.00
       Additional Interest                                              0.00           0.00                                   0.00
       Accrued and Unpaid Interest                                                                      0.00                  0.00

(iii)  Collections of Principal Receivables                   119,213,244.08   9,934,437.01    12,772,847.60        141,920,528.69

(iv)   Collections of Finance Charge Receivables               10,146,559.70     845,546.64     1,087,131.40         12,079,237.74

(v)    Aggregate Amount of Principal Receivables                                                                 34,855,560,489.11

                                            Investor Interest 750,000,000.00  62,500,000.00    80,357,143.00        892,857,143.00
                                            Adjusted Interest 750,000,000.00  62,500,000.00    80,357,143.00        892,857,143.00

                                                Series
       Floating Investor Percentage                     2.56%         84.00%          7.00%            9.00%               100.00%
       Fixed Investor Percentage                        2.56%         84.00%          7.00%            9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.53%
               30 to 59 days                                                                                                 1.37%
               60 to 89 days                                                                                                 1.04%
               90 or more days                                                                                               2.06%
                                                                                                                   ----------------
                                          Total Receivables                                                                100.00%

(vii)  Investor Default Amount                                  3,908,035.34     325,669.61       418,718.07          4,652,423.03

(viii) Investor Charge-Offs                                             0.00           0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00           0.00             0.00

(x)    Net Servicing Fee                                          625,000.00      52,083.33        66,964.29            744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                      9.68%

(xii)  Reallocated Monthly Principal                                                   0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           750,000,000.00  62,500,000.00    80,357,143.00        892,857,143.00

(xiv)  LIBOR                                                                                                              1.16250%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                          9,521,559.70     793,463.31     1,020,167.11         11,335,190.12

(xxii) Certificate Rate                                             1.32250%       1.55250%         2.36250%

-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                                                                   Distribution   1/15/2004
                                                                                                   Period Type:   Revolving
Section 5.2 - Supplement                                                                                              Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                             0.00                                                         0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                 4,717,500.00
       Class B Note Interest Requirement                   279,708.54
       Net Class C Note Interest Requirement                92,328.91                                                 5,089,537.45

(iii)  Collections of Principal Receivables                                                                         153,532,352.79

(iv)   Collections of Finance Charge Receivables                                                                     13,067,551.31

(v)    Aggregate Amount of Principal Receivables                                                                 34,855,560,489.11

                        Investor Interest                                                                           965,910,000.00
                        Adjusted Interest                                                                           965,910,000.00


       Floating Investor Percentage                                                                                          2.77%
       Fixed Investor Percentage                                                                                             2.77%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.53%
               30 to 59 days                                                                                                 1.37%
               60 to 89 days                                                                                                 1.04%
               90 or more days                                                                                               2.06%
                                                                                                                -------------------
                                          Total Receivables                                                                100.00%

(vii)  Investor Default Amount                                                                                        5,033,080.55

(viii) Investor Charge-Offs                                                                                                   0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                        0.00

(x)    Net Servicing Fee                                                                                                804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                      9.68%

(xii)  Portfolio Supplemented Yield                                                                                         10.66%

(xiii) Reallocated Monthly Principal                                                                                          0.00

(xiv)  Accumulation Shortfall                                                                                                 0.00

(xv)   Principal Funding Investment Proceeds                                                                                  0.00

(xvi)  Principal Funding Investment Shortfall                                                                                 0.00

(xvii) Available Investor Finance Charge Collections                                                                 12,262,626.31

(xviii)Note  Rate                         Class A            6.66000%
                                          Class B            6.95000%
                                          Class C            2.11250%


-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                                                               Distribution Date:  01/15/2004
                                                                                                     Period Type:   Revolving
Section 5.2 - Supplement                                                                                               Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                                        0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     860,572.92
       Class B Note Interest Requirement                      81,401.91
       Net Class C Note Interest Requirement                 123,867.29                                                1,065,842.11

(iii)  Collections of Principal Receivables                                                                          141,920,505.96

(iv)   Collections of Finance Charge Receivables                                                                      12,079,235.81

(v)    Aggregate Amount of Principal Receivables                                                                  34,855,560,489.11

                        Investor Interest                                                                            892,857,000.00
                        Adjusted Interest                                                                            892,857,000.00


       Floating Investor Percentage                                                                                           2.56%
       Fixed Investor Percentage                                                                                              2.56%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.53%
               30 to 59 days                                                                                                  1.37%
               60 to 89 days                                                                                                  1.04%
               90 or more days                                                                                                2.06%
                                                                                                                 -------------------
                                                 Total Receivables                                                          100.00%

(vii)  Investor Default Amount                                                                                         4,652,422.28

(viii) Investor Charge-Offs                                                                                                    0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                         0.00

(x)    Net Servicing Fee                                                                                                 744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                       9.68%

(xii)  Reallocated Monthly Principal                                                                                           0.00

(xiii) Accumulation Shortfall                                                                                                  0.00

(xiv)  Principal Funding Investment Proceeds                                                                                   0.00

(xv)   Principal Funding Investment Shortfall                                                                                  0.00

(xvi)  Available Investor Finance Charge Collections                                                                  11,335,188.31

(xxii) Note  Rate                         Class A              1.33250%
                                          Class B              1.51250%
                                          Class C              1.89250%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                        Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3

                                                                                                 Distribution Date:    1/15/2004
                                                                                                       Period Type:    Revolving
Section 5.2 - Supplement                                                                                               Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                                        0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     834,739.58
       Class B Note Interest Requirement                      81,401.91
       Net Class C Note Interest Requirement                 121,791.40                                                1,037,932.89

(iii)  Collections of Principal Receivables                                                                          141,920,505.96

(iv)   Collections of Finance Charge Receivables                                                                      12,079,235.81

(v)    Aggregate Amount of Principal Receivables                                                                  34,855,560,489.11

                        Investor Interest                                                                            892,857,000.00
                        Adjusted Interest                                                                            892,857,000.00


       Floating Investor Percentage                                                                                           2.56%
       Fixed Investor Percentage                                                                                              2.56%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.53%
               30 to 59 days                                                                                                  1.37%
               60 to 89 days                                                                                                  1.04%
               90 or more days                                                                                                2.06%
                                                                                                                 -------------------
                                          Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                                                                         4,652,422.28

(viii) Investor Charge-Offs                                                                                                    0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                         0.00

(x)    Net Servicing Fee                                                                                                 744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                       9.68%

(xii)  Reallocated Monthly Principal                                                                                           0.00

(xiii) Accumulation Shortfall                                                                                                  0.00

(xiv)  Principal Funding Investment Proceeds                                                                                   0.00

(xv)   Principal Funding Investment Shortfall                                                                                  0.00

(xvi)  Available Investor Finance Charge Collections                                                                  11,335,188.31

(xxii) Note  Rate                         Class A              1.29250%
                                          Class B              1.51250%
                                          Class C              1.86250%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-1

                                                                                                 Distribution Date: 1/15/2004
                                                                                                       Period Type: Revolving
Section 5.2 - Supplement                                                                                                  Total
---------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                                     0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     800,820.42
       Class B Note Interest Requirement                      80,056.42
       Net Class C Note Interest Requirement                 125,826.89                                             1,006,703.73

(iii)  Collections of Principal Receivables                                                                       135,108,343.29

(iv)   Collections of Finance Charge Receivables                                                                   11,499,434.33

(v)    Aggregate Amount of Principal Receivables                                                               34,855,560,489.11

                        Investor Interest                                                                         850,000,000.00
                        Adjusted Interest                                                                         850,000,000.00


       Floating Investor Percentage                                                                                        2.44%
       Fixed Investor Percentage                                                                                           2.44%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.53%
               30 to 59 days                                                                                               1.37%
               60 to 89 days                                                                                               1.04%
               90 or more days                                                                                             2.06%
                                                                                                              -------------------
                                          Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                      4,429,106.72

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                              708,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    9.68%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               10,791,101.00

(xxii) Note  Rate                         Class A              1.30250%
                                          Class B              1.56250%
                                          Class C              2.01250%


---------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-2

                                                                                               Distribution 1/15/2004
                                                                                               Period Type: Revolving
Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                                   0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     552,187.50
       Class B Note Interest Requirement                      54,625.86
       Net Class C Note Interest Requirement                  90,421.61                                             697,234.98

(iii)  Collections of Principal Receivables                                                                      94,613,670.64

(iv)   Collections of Finance Charge Receivables                                                                  8,052,823.87

(v)    Aggregate Amount of Principal Receivables                                                             34,855,560,489.11

                        Investor Interest                                                                       595,238,000.00
                        Adjusted Interest                                                                       595,238,000.00


       Floating Investor Percentage                                                                                      1.71%
       Fixed Investor Percentage                                                                                         1.71%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.53%
               30 to 59 days                                                                                             1.37%
               60 to 89 days                                                                                             1.04%
               90 or more days                                                                                           2.06%
                                                                                                            -------------------
                                          Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                    3,101,614.85

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Net Servicing Fee                                                                                            496,031.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.68%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                              7,556,792.21

(xxii) Note  Rate                         Class A              1.28250%
                                          Class B              1.52250%
                                          Class C              2.06250%


-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-3

                                                                                                Distribution Date:  01/15/2004
                                                                                                      Period Type:  Revolving
Section 5.2 - Supplement                                                                                                 Total
---------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                                     0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     795,989.58
       Class B Note Interest Requirement                      80,863.72
       Net Class C Note Interest Requirement                 132,170.84                                             1,009,024.14

(iii)  Collections of Principal Receivables                                                                       141,920,505.96

(iv)   Collections of Finance Charge Receivables                                                                   12,079,235.81

(v)    Aggregate Amount of Principal Receivables                                                               34,855,560,489.11

                        Investor Interest                                                                         892,857,000.00
                        Adjusted Interest                                                                         892,857,000.00


       Floating Investor Percentage                                                                                        2.56%
       Fixed Investor Percentage                                                                                           2.56%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.53%
               30 to 59 days                                                                                               1.37%
               60 to 89 days                                                                                               1.04%
               90 or more days                                                                                             2.06%
                                                                                                              -------------------
                                          Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                      4,652,422.28

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                              744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    9.68%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               11,335,188.31

(xxii) Note  Rate                         Class A              1.23250%
                                          Class B              1.50250%
                                          Class C              2.01250%



---------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-4

                                                                                              Distribution Date: 01/15/2004
                                                                                                   Period Type:  Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                                     0.00

(ii)   Monthly Distribution allocable to:
       Class A Note Interest Requirement                     930,785.33
       Class B Note Interest Requirement                      92,978.47
       Net Class C Note Interest Requirement                 151,906.62                                             1,175,670.43

(iii)  Collections of Principal Receivables                                                                       158,950,992.11

(iv)   Collections of Finance Charge Receivables                                                                   13,528,746.27

(v)    Aggregate Amount of Principal Receivables                                                               34,855,560,489.11

                        Investor Interest                                                                       1,000,000,000.00
                        Adjusted Interest                                                                       1,000,000,000.00


       Floating Investor Percentage                                                                                        2.87%
       Fixed Investor Percentage                                                                                           2.87%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.53%
               30 to 59 days                                                                                               1.37%
               60 to 89 days                                                                                               1.04%
               90 or more days                                                                                             2.06%
                                                                                                              -------------------
                                          Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                      5,210,713.79

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                              833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    9.68%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               12,695,412.94

(xxii) Note  Rate                         Class A              5.50000%
                                          Class B              1.54250%
                                          Class C              2.06250%



---------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-5

                                                                                                  Distribution Date:  01/15/2004
                                                                                                        Period Type:  Revolving
Section 5.2 - Supplement                                                                                                   Total
--------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                                    0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,369,812.50
       Class B Note Interest Requirement                     145,796.88
       Net Class C Note Interest Requirement                 239,484.92                                            1,755,094.29

(iii)  Collections of Principal Receivables                                                                      238,426,488.16

(iv)   Collections of Finance Charge Receivables                                                                  20,293,119.41

(v)    Aggregate Amount of Principal Receivables                                                              34,855,560,489.11

                        Investor Interest                                                                      1,500,000,000.00
                        Adjusted Interest                                                                      1,500,000,000.00


       Floating Investor Percentage                                                                                       4.30%
       Fixed Investor Percentage                                                                                          4.30%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   95.53%
               30 to 59 days                                                                                              1.37%
               60 to 89 days                                                                                              1.04%
               90 or more days                                                                                            2.06%
                                                                                                             -------------------
                                          Total Receivables                                                             100.00%

(vii)  Investor Default Amount                                                                                     7,816,070.68

(viii) Investor Charge-Offs                                                                                                0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                     0.00

(x)    Net Servicing Fee                                                                                           1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                   9.68%

(xii)  Reallocated Monthly Principal                                                                                       0.00

(xiii) Accumulation Shortfall                                                                                              0.00

(xiv)  Principal Funding Investment Proceeds                                                                               0.00

(xv)   Principal Funding Investment Shortfall                                                                              0.00

(xvi)  Available Investor Finance Charge Collections                                                              19,043,119.41

(xxii) Note  Rate                         Class A              1.26250%
                                          Class B              1.61250%
                                          Class C              2.16250%



--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-6

                                                                                                 Distribution Da1e:  01/15/2004
                                                                                                       Period Type:  Revolving
Section 5.2 - Supplement                                                                                                  Total
---------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                                     0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,121,890.00
       Class B Note Interest Requirement                     118,807.50
       Net Class C Note Interest Requirement                 200,887.92                                             1,441,585.42

(iii)  Collections of Principal Receivables                                                                       190,741,190.53

(iv)   Collections of Finance Charge Receivables                                                                   16,234,495.52

(v)    Aggregate Amount of Principal Receivables                                                               34,855,560,489.11

                        Investor Interest                                                                       1,200,000,000.00
                        Adjusted Interest                                                                       1,200,000,000.00


       Floating Investor Percentage                                                                                        3.44%
       Fixed Investor Percentage                                                                                           3.44%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.53%
               30 to 59 days                                                                                               1.37%
               60 to 89 days                                                                                               1.04%
               90 or more days                                                                                             2.06%
                                                                                                              -------------------
                                          Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                      6,252,856.55

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                            1,000,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    9.68%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               15,234,495.52

(xxii) Note  Rate                         Class A              1.29250%
                                          Class B              1.64250%
                                          Class C              2.26250%



---------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-1

                                                                                             Distribution Date:  01/15/2004
                                                                                                   Period Type:  Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                                     0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     913,208.33
       Class B Note Interest Requirement                      93,581.25
       Net Class C Note Interest Requirement                 158,106.62                                             1,164,896.20

(iii)  Collections of Principal Receivables                                                                       158,950,992.11

(iv)   Collections of Finance Charge Receivables                                                                   13,528,746.27

(v)    Aggregate Amount of Principal Receivables                                                               34,855,560,489.11

                        Investor Interest                                                                       1,000,000,000.00
                        Adjusted Interest                                                                       1,000,000,000.00


       Floating Investor Percentage                                                                                        2.87%
       Fixed Investor Percentage                                                                                           2.87%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.53%
               30 to 59 days                                                                                               1.37%
               60 to 89 days                                                                                               1.04%
               90 or more days                                                                                             2.06%
                                                                                                              -------------------
                                          Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                      5,210,713.79

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                              833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    9.68%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               12,695,412.94

(xxii) Note  Rate                         Class A              1.26250%
                                          Class B              1.55250%
                                          Class C              2.14250%



---------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-2

                                                                                             Distribution Date:  1/15/2004
                                                                                                   Period Type:  Revolving
Section 5.2 - Supplement                                                                                              Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                                       0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,227,858.33
       Class B Note Interest Requirement                     125,950.42
       Net Class C Note Interest Requirement                 212,669.24                                               1,566,477.99

(iii)  Collections of Principal Receivables                                                                         222,531,388.95

(iv)   Collections of Finance Charge Receivables                                                                     18,940,244.78

(v)    Aggregate Amount of Principal Receivables                                                                 34,855,560,489.11

                        Investor Interest                                                                         1,400,000,000.00
                        Adjusted Interest                                                                         1,400,000,000.00


       Floating Investor Percentage                                                                                          4.02%
       Fixed Investor Percentage                                                                                             4.02%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.53%
               30 to 59 days                                                                                                 1.37%
               60 to 89 days                                                                                                 1.04%
               90 or more days                                                                                               2.06%
                                                                                                                -------------------
                                          Total Receivables                                                                100.00%

(vii)  Investor Default Amount                                                                                        7,294,999.30

(viii) Investor Charge-Offs                                                                                                   0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                        0.00

(x)    Net Servicing Fee                                                                                              1,166,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                      9.68%

(xii)  Reallocated Monthly Principal                                                                                          0.00

(xiii) Accumulation Shortfall                                                                                                 0.00

(xiv)  Principal Funding Investment Proceeds                                                                                  0.00

(xv)   Principal Funding Investment Shortfall                                                                                 0.00

(xvi)  Available Investor Finance Charge Collections                                                                 17,773,578.11

(xxii) Note  Rate                         Class A              1.21250%
                                          Class B              1.49250%
                                          Class C              2.06250%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-3

                                                                                             Distribution Date: 1/15/2004
                                                                                                   Period Type: Revolving
Section 5.2 - Supplement                                                                                              Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                                       0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,445,762.50
       Class B Note Interest Requirement                     145,796.88
       Net Class C Note Interest Requirement                 242,972.42                                               1,834,531.79

(iii)  Collections of Principal Receivables                                                                         238,426,488.16

(iv)   Collections of Finance Charge Receivables                                                                     20,293,119.41

(v)    Aggregate Amount of Principal Receivables                                                                 34,855,560,489.11

                        Investor Interest                                                                         1,500,000,000.00
                        Adjusted Interest                                                                         1,500,000,000.00


       Floating Investor Percentage                                                                                          4.30%
       Fixed Investor Percentage                                                                                             4.30%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.53%
               30 to 59 days                                                                                                 1.37%
               60 to 89 days                                                                                                 1.04%
               90 or more days                                                                                               2.06%
                                                                                                                -------------------
                                          Total Receivables                                                                100.00%

(vii)  Investor Default Amount                                                                                        7,816,070.68

(viii) Investor Charge-Offs                                                                                                   0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                        0.00

(x)    Net Servicing Fee                                                                                              1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                      9.68%

(xii)  Reallocated Monthly Principal                                                                                          0.00

(xiii) Accumulation Shortfall                                                                                                 0.00

(xiv)  Principal Funding Investment Proceeds                                                                                  0.00

(xv)   Principal Funding Investment Shortfall                                                                                 0.00

(xvi)  Available Investor Finance Charge Collections                                                                 19,043,119.41

(xxii) Note  Rate                         Class A              1.33250%
                                          Class B              1.61250%
                                          Class C              2.19250%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-4

                                                                                          Distribution Date: 1/15/2004
                                                                                                Period Type: Revolving
Section 5.2 - Supplement                                                                                           Total
--------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                                    0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,315,562.50
       Class B Note Interest Requirement                     133,138.54
       Net Class C Note Interest Requirement                 220,884.92                                            1,669,585.96

(iii)  Collections of Principal Receivables                                                                      238,426,488.16

(iv)   Collections of Finance Charge Receivables                                                                  20,293,119.41

(v)    Aggregate Amount of Principal Receivables                                                              34,855,560,489.11

                        Investor Interest                                                                      1,500,000,000.00
                        Adjusted Interest                                                                      1,500,000,000.00


       Floating Investor Percentage                                                                                       4.30%
       Fixed Investor Percentage                                                                                          4.30%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   95.53%
               30 to 59 days                                                                                              1.37%
               60 to 89 days                                                                                              1.04%
               90 or more days                                                                                            2.06%
                                                                                                             -------------------
                                          Total Receivables                                                             100.00%

(vii)  Investor Default Amount                                                                                     7,816,070.68

(viii) Investor Charge-Offs                                                                                                0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                     0.00

(x)    Net Servicing Fee                                                                                           1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                   9.68%

(xii)  Reallocated Monthly Principal                                                                                       0.00

(xiii) Accumulation Shortfall                                                                                              0.00

(xiv)  Principal Funding Investment Proceeds                                                                               0.00

(xv)   Principal Funding Investment Shortfall                                                                              0.00

(xvi)  Available Investor Finance Charge Collections                                                              19,043,119.41

(xxii) Note  Rate                         Class A              1.21250%
                                          Class B              1.47250%
                                          Class C              2.00250%



--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-5

                                                                                          Distribution Date: 1/15/2004
                                                                                                Period Type: Revolving
Section 5.2 - Supplement                                                                                           Total
--------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                                    0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     913,208.33
       Class B Note Interest Requirement                      91,772.92
       Net Class C Note Interest Requirement                 155,781.62                                            1,160,762.87

(iii)  Collections of Principal Receivables                                                                      158,950,992.11

(iv)   Collections of Finance Charge Receivables                                                                  13,528,746.27

(v)    Aggregate Amount of Principal Receivables                                                              34,855,560,489.11

                        Investor Interest                                                                      1,000,000,000.00
                        Adjusted Interest                                                                      1,000,000,000.00


       Floating Investor Percentage                                                                                       2.87%
       Fixed Investor Percentage                                                                                          2.87%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   95.53%
               30 to 59 days                                                                                              1.37%
               60 to 89 days                                                                                              1.04%
               90 or more days                                                                                            2.06%
                                                                                                             -------------------
                                          Total Receivables                                                             100.00%

(vii)  Investor Default Amount                                                                                     5,210,713.79

(viii) Investor Charge-Offs                                                                                                0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                     0.00

(x)    Net Servicing Fee                                                                                             833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                   9.68%

(xii)  Reallocated Monthly Principal                                                                                       0.00

(xiii) Accumulation Shortfall                                                                                              0.00

(xiv)  Principal Funding Investment Proceeds                                                                               0.00

(xv)   Principal Funding Investment Shortfall                                                                              0.00

(xvi)  Available Investor Finance Charge Collections                                                              12,695,412.94

(xxii) Note  Rate                         Class A              1.26250%
                                          Class B              1.52250%
                                          Class C              2.11250%



--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-6

                                                                                          Distribution Date: 1/15/2004
                                                                                                Period Type: Revolving
Section 5.2 - Supplement                                                                                           Total
--------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                                    0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     972,702.50
       Class B Note Interest Requirement                     100,287.15
       Net Class C Note Interest Requirement                 179,884.77                                            1,252,874.42

(iii)  Collections of Principal Receivables                                                                      174,846,091.32

(iv)   Collections of Finance Charge Receivables                                                                  14,881,620.90

(v)    Aggregate Amount of Principal Receivables                                                              34,855,560,489.11

                        Investor Interest                                                                      1,100,000,000.00
                        Adjusted Interest                                                                      1,100,000,000.00


       Floating Investor Percentage                                                                                       3.16%
       Fixed Investor Percentage                                                                                          3.16%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   95.53%
               30 to 59 days                                                                                              1.37%
               60 to 89 days                                                                                              1.04%
               90 or more days                                                                                            2.06%
                                                                                                             -------------------
                                          Total Receivables                                                             100.00%

(vii)  Investor Default Amount                                                                                     5,731,785.17

(viii) Investor Charge-Offs                                                                                                0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                     0.00

(x)    Net Servicing Fee                                                                                             916,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                   9.68%

(xii)  Reallocated Monthly Principal                                                                                       0.00

(xiii) Accumulation Shortfall                                                                                              0.00

(xiv)  Principal Funding Investment Proceeds                                                                               0.00

(xv)   Principal Funding Investment Shortfall                                                                              0.00

(xvi)  Available Investor Finance Charge Collections                                                              13,964,954.23

(xxii) Note  Rate                         Class A              1.22250%
                                          Class B              1.51250%
                                          Class C              2.21250%



--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-7

                                                                                          Distribution Date: 1/15/2004
                                                                                                Period Type: Revolving
Section 5.2 - Supplement                                                                                           Total
--------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                                    0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     695,756.25
       Class B Note Interest Requirement                      71,994.27
       Net Class C Note Interest Requirement                 134,273.69                                              902,024.21

(iii)  Collections of Principal Receivables                                                                      119,213,244.08

(iv)   Collections of Finance Charge Receivables                                                                  10,146,559.70

(v)    Aggregate Amount of Principal Receivables                                                              34,855,560,489.11

                        Investor Interest                                                                        750,000,000.00
                        Adjusted Interest                                                                        750,000,000.00


       Floating Investor Percentage                                                                                       2.15%
       Fixed Investor Percentage                                                                                          2.15%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   95.53%
               30 to 59 days                                                                                              1.37%
               60 to 89 days                                                                                              1.04%
               90 or more days                                                                                            2.06%
                                                                                                             -------------------
                                          Total Receivables                                                             100.00%

(vii)  Investor Default Amount                                                                                     3,908,035.34

(viii) Investor Charge-Offs                                                                                                0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                     0.00

(x)    Net Servicing Fee                                                                                             625,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                   9.68%

(xii)  Reallocated Monthly Principal                                                                                       0.00

(xiii) Accumulation Shortfall                                                                                              0.00

(xiv)  Principal Funding Investment Proceeds                                                                               0.00

(xv)   Principal Funding Investment Shortfall                                                                              0.00

(xvi)  Available Investor Finance Charge Collections                                                               9,521,559.70

(xxii) Note  Rate                         Class A              1.28250%
                                          Class B              1.59250%
                                          Class C              2.41250%



--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-8

                                                                                            Distribution Date: 1/15/2004
                                                                                                  Period Type: Revolving
Section 5.2 - Supplement                                                                                             Total
----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                                      0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     972,702.50
       Class B Note Interest Requirement                     101,613.26
       Net Class C Note Interest Requirement                 184,147.27                                              1,258,463.03

(iii)  Collections of Principal Receivables                                                                        174,846,091.32

(iv)   Collections of Finance Charge Receivables                                                                    14,881,620.90

(v)    Aggregate Amount of Principal Receivables                                                                34,855,560,489.11

                        Investor Interest                                                                        1,100,000,000.00
                        Adjusted Interest                                                                        1,100,000,000.00


       Floating Investor Percentage                                                                                         3.16%
       Fixed Investor Percentage                                                                                            3.16%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.53%
               30 to 59 days                                                                                                1.37%
               60 to 89 days                                                                                                1.04%
               90 or more days                                                                                              2.06%
                                                                                                               -------------------
                                          Total Receivables                                                               100.00%

(vii)  Investor Default Amount                                                                                       5,731,785.17

(viii) Investor Charge-Offs                                                                                                  0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                       0.00

(x)    Net Servicing Fee                                                                                               916,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                     9.68%

(xii)  Reallocated Monthly Principal                                                                                         0.00

(xiii) Accumulation Shortfall                                                                                                0.00

(xiv)  Principal Funding Investment Proceeds                                                                                 0.00

(xv)   Principal Funding Investment Shortfall                                                                                0.00

(xvi)  Available Investor Finance Charge Collections                                                                13,964,954.23

(xxii) Note  Rate                         Class A              1.22250%
                                          Class B              1.53250%
                                          Class C              2.26250%



----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-1

                                                                                            Distribution Date: 1/15/2004
                                                                                                  Period Type: Revolving
Section 5.2 - Supplement                                                                                             Total
----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                                      0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,315,562.50
       Class B Note Interest Requirement                     138,563.54
       Net Class C Note Interest Requirement                 251,109.92                                              1,705,235.96

(iii)  Collections of Principal Receivables                                                                        238,426,488.16

(iv)   Collections of Finance Charge Receivables                                                                    20,293,119.41

(v)    Aggregate Amount of Principal Receivables                                                                34,855,560,489.11

                        Investor Interest                                                                        1,500,000,000.00
                        Adjusted Interest                                                                        1,500,000,000.00


       Floating Investor Percentage                                                                                         4.30%
       Fixed Investor Percentage                                                                                            4.30%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.53%
               30 to 59 days                                                                                                1.37%
               60 to 89 days                                                                                                1.04%
               90 or more days                                                                                              2.06%
                                                                                                               -------------------
                                          Total Receivables                                                               100.00%

(vii)  Investor Default Amount                                                                                       7,816,070.68

(viii) Investor Charge-Offs                                                                                                  0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                       0.00

(x)    Net Servicing Fee                                                                                             1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                     9.68%

(xii)  Reallocated Monthly Principal                                                                                         0.00

(xiii) Accumulation Shortfall                                                                                                0.00

(xiv)  Principal Funding Investment Proceeds                                                                                 0.00

(xv)   Principal Funding Investment Shortfall                                                                                0.00

(xvi)  Available Investor Finance Charge Collections                                                                19,043,119.41

(xxii) Note  Rate                         Class A              1.21250%
                                          Class B              1.53250%
                                          Class C              2.26250%



----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-2

                                                                                           Distribution Date: 1/15/2004
                                                                                                 Period Type: Revolving
Section 5.2 - Supplement                                                                                             Total
----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00                                                    0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     1,233,391.83
       Class B Note Interest Requirement                       122,167.99
       Net Class C Note Interest Requirement                   245,094.86                                            1,600,654.67

(iii)  Collections of Principal Receivables                                                                        212,994,329.43

(iv)   Collections of Finance Charge Receivables                                                                    18,128,520.00

(v)    Aggregate Amount of Principal Receivables                                                                34,855,560,489.11

                         Investor Interest                                                                       1,340,000,000.00
                         Adjusted Interest                                                                       1,340,000,000.00


       Floating Investor Percentage                                                                                         3.84%
       Fixed Investor Percentage                                                                                            3.84%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.53%
               30 to 59 days                                                                                                1.37%
               60 to 89 days                                                                                                1.04%
               90 or more days                                                                                              2.06%
                                                                                                              --------------------
                                           Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                       6,982,356.48

(viii) Investor Charge-Offs                                                                                                  0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                       0.00

(x)    Net Servicing Fee                                                                                             1,116,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                     9.68%

(xii)  Reallocated Monthly Principal                                                                                         0.00

(xiii) Accumulation Shortfall                                                                                                0.00

(xiv)  Principal Funding Investment Proceeds                                                                                 0.00

(xv)   Principal Funding Investment Shortfall                                                                                0.00

(xvi)  Available Investor Finance Charge Collections                                                                17,011,853.34

(xxii) Note  Rate                          Class A               1.27250%
                                           Class B               1.51250%
                                           Class C               2.46250%



----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-3

                                                                                            Distribution Date: 01/15/2004
                                                                                                  Period Type: Revolving
Section 5.2 - Supplement                                                                                             Total
----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00                                                    0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     1,311,629.38
       Class B Note Interest Requirement                       129,917.45
       Net Class C Note Interest Requirement                   236,345.67                                            1,677,892.50

(iii)  Collections of Principal Receivables                                                                        226,505,163.76

(iv)   Collections of Finance Charge Receivables                                                                    19,278,463.43

(v)    Aggregate Amount of Principal Receivables                                                                34,855,560,489.11

                         Investor Interest                                                                       1,425,000,000.00
                         Adjusted Interest                                                                       1,425,000,000.00


       Floating Investor Percentage                                                                                         4.09%
       Fixed Investor Percentage                                                                                            4.09%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.53%
               30 to 59 days                                                                                                1.37%
               60 to 89 days                                                                                                1.04%
               90 or more days                                                                                              2.06%
                                                                                                               -------------------
                                           Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                       7,425,267.15

(viii) Investor Charge-Offs                                                                                                  0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                       0.00

(x)    Net Servicing Fee                                                                                             1,187,500.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                     9.68%

(xii)  Reallocated Monthly Principal                                                                                         0.00

(xiii) Accumulation Shortfall                                                                                                0.00

(xiv)  Principal Funding Investment Proceeds                                                                                 0.00

(xv)   Principal Funding Investment Shortfall                                                                                0.00

(xvi)  Available Investor Finance Charge Collections                                                                18,090,963.43

(xxii) Note  Rate                          Class A               1.27250%
                                           Class B               1.51250%
                                           Class C               2.24250%



----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-4

                                                                                            Distribution Date: 1/15/2004
                                                                                                  Period Type: Revolving
Section 5.2 - Supplement                                                                                             Total
----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00                                                    0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                       735,494.38
       Class B Note Interest Requirement                        79,208.77
       Net Class C Note Interest Requirement                   129,797.92                                              944,501.07

(iii)  Collections of Principal Receivables                                                                        115,239,469.28

(iv)   Collections of Finance Charge Receivables                                                                     9,808,341.05

(v)    Aggregate Amount of Principal Receivables                                                                34,855,560,489.11

                         Investor Interest                                                                         725,000,000.00
                         Adjusted Interest                                                                         725,000,000.00


       Floating Investor Percentage                                                                                         2.08%
       Fixed Investor Percentage                                                                                            2.08%

(vi)  Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.53%
               30 to 59 days                                                                                                1.37%
               60 to 89 days                                                                                                1.04%
               90 or more days                                                                                              2.06%
                                                                                                               -------------------
                                           Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                       3,777,767.50

(viii) Investor Charge-Offs                                                                                                  0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                       0.00

(x)    Net Servicing Fee                                                                                               604,166.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                     9.68%

(xii)  Reallocated Monthly Principal                                                                                         0.00

(xiii) Accumulation Shortfall                                                                                                0.00

(xiv)  Principal Funding Investment Proceeds                                                                                 0.00

(xv)   Principal Funding Investment Shortfall                                                                                0.00

(xvi)  Available Investor Finance Charge Collections                                                                 9,204,174.38

(xxii) Note  Rate                          Class A               1.40250%
                                           Class B               1.81250%
                                           Class C               2.41250%



----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-5

                                                                                         Distribution Date: 1/15/2004
                                                                                               Period Type: Revolving
Section 5.2 - Supplement                                                                                           Total
---------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00                                                   0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                       927,675.00
       Class B Note Interest Requirement                        89,964.58
       Net Class C Note Interest Requirement                   153,456.62                                           1,171,096.20

(iii)  Collections of Principal Receivables                                                                       158,950,992.11

(iv)   Collections of Finance Charge Receivables                                                                   13,528,746.27

(v)    Aggregate Amount of Principal Receivables                                                               34,855,560,489.11

                         Investor Interest                                                                      1,000,000,000.00
                         Adjusted Interest                                                                      1,000,000,000.00


       Floating Investor Percentage                                                                                        2.87%
       Fixed Investor Percentage                                                                                           2.87%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.53%
               30 to 59 days                                                                                               1.37%
               60 to 89 days                                                                                               1.04%
               90 or more days                                                                                             2.06%
                                                                                                            ---------------------
                                           Total Receivables                                                             100.00%

(vii)  Investor Default Amount                                                                                      5,210,713.79

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                              833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    9.68%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               12,695,412.94

(xxii) Note  Rate                          Class A               1.28250%
                                           Class B               1.49250%
                                           Class C               2.08250%



---------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-6

                                                                                         Distribution Date: 01/15/2004
                                                                                               Period Type: Revolving
Section 5.2 - Supplement                                                                                           Total
--------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     1,840,883.33
       Class B Note Interest Requirement                       182,340.28
       Net Class C Note Interest Requirement                   288,310.30                                          2,311,533.91

(iii)  Collections of Principal Receivables                                                                      317,901,984.22

(iv)   Collections of Finance Charge Receivables                                                                  27,057,492.54

(v)    Aggregate Amount of Principal Receivables                                                              34,855,560,489.11

                         Investor Interest                                                                     2,000,000,000.00
                         Adjusted Interest                                                                     2,000,000,000.00


       Floating Investor Percentage                                                                                       5.74%
       Fixed Investor Percentage                                                                                          5.74%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   95.53%
               30 to 59 days                                                                                              1.37%
               60 to 89 days                                                                                              1.04%
               90 or more days                                                                                            2.06%
                                                                                                            --------------------
                                           Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                    10,421,427.58

(viii) Investor Charge-Offs                                                                                                0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                     0.00

(x)    Net Servicing Fee                                                                                           1,666,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                   9.68%

(xii)  Reallocated Monthly Principal                                                                                       0.00

(xiii) Accumulation Shortfall                                                                                              0.00

(xiv)  Principal Funding Investment Proceeds                                                                               0.00

(xv)   Principal Funding Investment Shortfall                                                                              0.00

(xvi)  Available Investor Finance Charge Collections                                                              25,390,825.87

(xxii) Note  Rate                          Class A               1.27250%
                                           Class B               1.51250%
                                           Class C               1.96250%

--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President